UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 6474

Dreyfus Growth and Income Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/14

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus

Growth and Income

Fund, Inc.

ANNUAL REPORT October 31, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Important Tax Information
28	Board Members Information
30	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Growth and Income Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Growth and Income Fund, Inc., covering the 12-month period from November 1, 2013, through October 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite bouts of heightened volatility stemming mainly from economic and geopolitical concerns in overseas markets, U.S. stocks gained ground over the reporting period as the domestic economy continued to rebound.As a result, several broad measures of equity market performance established new record highs. Smaller and more economically sensitive stocks generally fared well over the reporting period’s first half, but larger, better established companies rallied more strongly over the second half.

We remain cautiously optimistic regarding the U.S. stock market’s prospects. We currently expect the economy to continue to accelerate as several longstanding drags—including tight fiscal policies and private sector deleveraging—fade from the scene. Of course, a number of risks remain, including the possibilities of higher interest rates and intensifying geopolitical turmoil. As always, we encourage you to discuss our observations with your financial adviser to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 17, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through October 31, 2014, as provided by John Bailer and Elizabeth Slover, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2014, Dreyfus Growth and Income Fund produced a total return of 14.95%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), produced a total return of 17.24% for the same period.2

U.S. equities rose during the reporting period amid positive domestic economic growth and strong corporate earnings. The fund shared in the market’s gains, but disappointing performance in the information technology, industrials, and consumer staples sectors caused its return to trail the benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income, and growth of income consistent with reasonable investment risk by normally investing primarily in stocks of domestic and foreign issuers.We choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis, and risk management.The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500 Index. In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income, value, or how a stock is priced relative to its perceived intrinsic worth; and a healthy financial profile, which measures the financial well-being of the company.

Economic Recovery Drove Market Gains

The U.S. economy showed signs of improvement over much of the reporting period, with strong corporate earnings, steady GDP growth, declining unemployment rates, and restrained inflationary pressures bolstering investor confidence in U.S. equities. Despite a few brief dips, the S&P 500 Index reached a series of new highs, ending the reporting period in record territory.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Health care stocks led markets higher, propelled by impressive gains in biotechnology firms developing new treatments for a wide range of diseases. Information technology stocks followed closely behind, benefiting from increased enterprise spending by companies seeking to boost worker productivity through technological upgrades. High yielding utility stocks and real estate investment trusts (REITs) also outperformed the overall market as some investors sought competitive levels of current income at a time when interest rates and bond yields remained near historic lows.The market’s weaker performing areas included the energy sector, where declining oil and gas prices took their toll on stocks, and the telecommunications services sector, where stiff competition and other structural obstacles to growth kept gains low.

Individual Stock Selections Drove Fund Performance

Although the fund participated in the market’s rise to a significant degree, a few disappointing individual stock selections undermined its performance relative to the benchmark. In the information technology sector, semiconductor maker Xilinx was hurt by its exposure to the slowing Chinese telecommunications market, while online professional network provider LinkedIn trailed the market in response to slower-than-expected user growth. Among industrial companies, the fund emphasized some of the more economically sensitive manufacturers, such as Owens Corning, Fluor and Eaton, at a time when the market favored more defensive businesses in the aerospace-and-defense and roads-and-rail industries. In the consumer staples sector, discount retailer Costco Wholesale suffered when earnings estimates declined. Tobacco producer Philip Morris International and grocer Whole Foods Market also underperformed market averages.

On the other hand, several stock selections in other areas enhanced the fund’s relative performance. A number of investments in the booming biotechnology industry delivered exceptionally healthy returns, including Vertex Pharmaceuticals, Alexion Pharmaceuticals, and Gilead Sciences, all of which rose due to recent regulatory approvals and rising earnings. In the medical equipment area, Illumina benefited from robust sales of its genetic analysis systems.Within the financials sector, while the fund’s lack of exposure to high yielding REITs undermined relative returns, strong gains from several capital markets investments—such as Ameriprise Financial, Goldman Sachs Group, and TD Ameritrade Holding—enabled the fund’s returns in the sector to outpace the benchmark. Finally, underweighted exposure to telecommunications services stocks further bolstered relative returns, as did the fund’s investment in broadband services provider Windstream Holdings, which announced plans to spin off parts of its network in a REIT, a tax-advantaged move that was well received by the market.

Focusing on Cyclicals Exposed to Economic Growth

With the U.S. economy gaining momentum and the recovery appearing to broaden, we believe the stage is set for additional gains in economically sensitive areas likely to respond well to increased corporate spending and rising interest rates. As of the end of the reporting period, we have identified a relatively large number of attractive investments meeting our criteria in the consumer discretionary, financials, health care, and information technology sectors. On the other hand, the fund currently holds underweighted exposure to the industrials, telecommunications, utilities, and energy sectors.

November 17, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 10/31/14
	1 Year	5 Years	10 Years
Fund	14.95%	16.40%	7.76%
Standard & Poor’s 500
Composite Stock Price Index	17.24%	16.68%	8.20%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Growth and Income Fund, Inc. on 10/31/04 to a
$10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from May 1, 2014 to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2014

Expenses paid per $1,000†	$4.76
Ending value (after expenses)	$1,073.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2014

Expenses paid per $1,000†	$4.63
Ending value (after expenses)	$1,020.62

† Expenses are equal to the fund’s annualized expense ratio of .91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
October 31, 2014

Common Stocks—99.4%	Shares		Value ($)
Automobiles & Components—.6%
Delphi Automotive	48,070		3,315,869
General Motors	76,870		2,413,718
			5,729,587
Banks—7.8%
Bank of America	703,150		12,066,054
Citigroup	193,000		10,331,290
Fifth Third Bancorp	104,320		2,085,357
JPMorgan Chase & Co.	365,925		22,131,144
PNC Financial Services Group	61,760		5,335,446
Regions Financial	335,020		3,326,749
U.S. Bancorp	95,170		4,054,242
Wells Fargo & Co.	280,420		14,887,498
			74,217,780
Capital Goods—6.7%
Cummins	74,560		10,899,181
Danaher	79,240		6,370,896
Fluor	71,790		4,762,549
Honeywell International	194,210		18,667,465
Northrop Grumman	15,392		2,123,480
Owens Corning	95,130		3,049,868
PACCAR	34,940		2,282,281
Precision Castparts	31,940		7,049,158
Raytheon	83,240		8,646,971
			63,851,849
Commercial & Professional Services—.7%
Tyco International	153,730		6,599,629
Consumer Durables & Apparel—2.2%
Michael Kors Holdings	54,060	[a]	4,248,575
NIKE, Cl. B	72,970		6,784,021
PVH	53,580		6,126,873
Under Armour, Cl. A	52,710	[a]	3,456,722
			20,616,191
Consumer Services—1.2%
Carnival	175,420		7,043,113
Las Vegas Sands	71,960		4,480,230
			11,523,343

Common Stocks (continued)	Shares		Value ($)
Diversified Financials—8.2%
American Express	10,330		929,183
Ameriprise Financial	86,920		10,966,696
Berkshire Hathaway, Cl. B	117,410	[a]	16,456,186
BlackRock	15,410		5,256,505
Discover Financial Services	57,710		3,680,744
Goldman Sachs Group	64,853		12,321,421
IntercontinentalExchange Group	26,330		5,484,276
Invesco	89,480		3,621,256
Morgan Stanley	220,950		7,722,202
TD Ameritrade Holding	153,860		5,191,236
Voya Financial	166,530		6,536,302
			78,166,007
Energy—8.4%
Anadarko Petroleum	95,480		8,763,154
EOG Resources	80,220		7,624,911
Exxon Mobil	71,980		6,961,186
Halliburton	106,030		5,846,494
Marathon Oil	129,860		4,597,044
Occidental Petroleum	233,820		20,793,613
Phillips 66	52,570		4,126,745
Schlumberger	211,390		20,855,737
			79,568,884
Food & Staples Retailing—2.4%
Costco Wholesale	63,010		8,403,644
CVS Health	169,170		14,516,478
			22,920,122
Food, Beverage & Tobacco—5.8%
Archer-Daniels-Midland	70,860		3,330,420
Coca-Cola Enterprises	207,340		8,988,189
Molson Coors Brewing, Cl. B	57,550		4,280,569
Mondelez International, Cl. A	137,940		4,863,764
PepsiCo	238,978		22,982,514
Philip Morris International	126,300		11,241,963
			55,687,419
Health Care Equipment & Services—4.7%
Cardinal Health	113,860		8,935,733

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services (continued)
McKesson	67,100		13,648,811
Omnicare	64,910		4,322,357
UnitedHealth Group	187,490		17,813,425
			44,720,326
Household & Personal Products—1.3%
Colgate-Palmolive	101,470		6,786,314
Estee Lauder, Cl. A	80,210		6,030,188
			12,816,502
Insurance—2.6%
Allstate	54,410		3,528,488
American International Group	71,590		3,835,076
Hartford Financial Services Group	96,620		3,824,220
Marsh & McLennan	100,112		5,443,089
MetLife	150,390		8,157,154
			24,788,027
Materials—3.6%
Dow Chemical	185,580		9,167,652
International Paper	43,440		2,198,933
Martin Marietta Materials	116,390		13,608,319
Praxair	36,480		4,596,115
Vulcan Materials	72,370		4,465,953
			34,036,972
Media—5.2%
AMC Networks, Cl. A	46,810	[a]	2,839,026
Comcast, Cl. A	176,040		9,743,814
Interpublic Group of Companies	210,880		4,088,963
Omnicom Group	105,900		7,609,974
Regal Entertainment Group, Cl. A	103,030		2,282,114
Time Warner	43,299		3,440,971
Twenty-First Century Fox, Cl. A	117,920		4,065,882
Viacom, Cl. B	87,680		6,372,582
Walt Disney	95,790		8,753,290
			49,196,616
Pharmaceuticals, Biotech &
Life Sciences—10.7%
AbbVie	96,860		6,146,736

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Actavis	28,044	[a]	6,807,401
Alexion Pharmaceuticals	30,730	[a]	5,880,493
Amgen	49,870		8,087,917
Biogen Idec	22,270	[a]	7,150,452
Bristol-Myers Squibb	70,230		4,086,684
Celgene	82,320	[a]	8,815,649
Eli Lilly & Co.	32,980		2,187,563
Endo International	16,600	[a]	1,110,872
Gilead Sciences	126,810	[a]	14,202,720
Illumina	37,570	[a]	7,235,231
Merck & Co.	120,180		6,963,229
Perrigo Company	31,200		5,037,240
Pfizer	225,810		6,763,009
Regeneron Pharmaceuticals	10,010	[a]	3,941,137
Vertex Pharmaceuticals	62,540	[a]	7,044,506
			101,460,839
Retailing—3.6%
Dollar General	54,640	[a]	3,424,289
Home Depot	97,730		9,530,630
Kohl’s	52,000		2,819,440
Macy’s	32,490		1,878,572
Netflix	9,150	[a]	3,593,845
Priceline Group	6,901	[a]	8,324,055
Ulta Salon, Cosmetics & Fragrance	41,670	[a]	5,034,153
			34,604,984
Semiconductors & Semiconductor
Equipment—1.6%
Applied Materials	253,150		5,592,083
Microchip Technology	64,080		2,762,489
Texas Instruments	130,420		6,476,657
			14,831,229
Software & Services—10.6%
Accenture, Cl. A	95,980		7,785,898
Adobe Systems	62,760	[a]	4,400,731
Akamai Technologies	57,230	[a]	3,450,969

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Cognizant Technology Solutions, Cl. A	105,170	[a]	5,137,554
Facebook, Cl. A	147,710	[a]	11,076,773
Fortinet	91,340	[a]	2,379,407
Google, Cl. A	16,820	[a]	9,551,573
Google, Cl. C	16,820	[a]	9,403,726
Intuit	80,170		7,055,762
LinkedIn, Cl. A	19,720	[a]	4,515,091
Microsoft	300,970		14,130,541
salesforce.com	123,980	[a]	7,933,480
ServiceNow	17,230	[a]	1,170,434
Visa, Cl. A	52,960		12,786,133
			100,778,072
Technology Hardware & Equipment—9.2%
Apple	415,150		44,836,200
Cisco Systems	706,340		17,284,140
EMC	442,080		12,700,958
Hewlett-Packard	73,810		2,648,303
Juniper Networks	215,450		4,539,531
SanDisk	56,270		5,297,258
			87,306,390
Telecommunication Services—.8%
Windstream Holdings	728,689		7,636,661
Transportation—.6%
Delta Air Lines	26,300		1,058,049
FedEx	28,880		4,834,512
			5,892,561
Utilities—.9%
Exelon	83,460		3,053,801
NextEra Energy	6,800		681,496
NRG Energy	98,470		2,952,131
NRG Yield, Cl. A	40,665		2,032,030
			8,719,458
Total Common Stocks
(cost $729,000,348)			945,669,448

Other Investment—.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $8,219,116)	8,219,116 [b]	8,219,116
Total Investments (cost $737,219,464)	100.3%	953,888,564
Liabilities, Less Cash and Receivables	(.3%)	(3,070,233)
Net Assets	100.0%	950,818,331

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Pharmaceuticals,		Food & Staples Retailing	2.4
Biotech & Life Sciences	10.7	Consumer Durables & Apparel	2.2
Software & Services	10.6	Semiconductors &
Technology Hardware & Equipment	9.2	Semiconductor Equipment	1.6
Energy	8.4	Household & Personal Products	1.3
Diversified Financials	8.2	Consumer Services	1.2
Banks	7.8	Money Market Investment	.9
Capital Goods	6.7	Utilities	.9
Food, Beverage & Tobacco	5.8	Telecommunication Services	.8
Media	5.2	Commercial & Professional Services	.7
Health Care Equipment & Services	4.7	Automobiles & Components	.6
Materials	3.6	Transportation	.6
Retailing	3.6
Insurance	2.6		100.3

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	729,000,348	945,669,448
Affiliated issuers	8,219,116	8,219,116
Cash		234,270
Receivable for investment securities sold		7,142,693
Dividends receivable		443,841
Receivable for shares of Common Stock subscribed		190,479
Prepaid expenses		21,146
		961,920,993
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		674,585
Payable for investment securities purchased		9,645,930
Payable for shares of Common Stock redeemed		670,510
Accrued expenses		111,637
		11,102,662
Net Assets ($)		950,818,331
Composition of Net Assets ($):
Paid-in capital		655,530,981
Accumulated undistributed investment income—net		154,612
Accumulated net realized gain (loss) on investments		78,463,638
Accumulated net unrealized appreciation
(depreciation) on investments		216,669,100
Net Assets ($)		950,818,331
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		42,865,927
Net Asset Value, offering and redemption price per share ($)		22.18

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2014

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	14,175,371
Affiliated issuers	6,784
Income from securities lending—Note 1(b)	81,625
Total Income	14,263,780
Expenses:
Management fee—Note 3(a)	6,512,733
Shareholder servicing costs—Note 3(b)	1,158,932
Professional fees	86,826
Custodian fees—Note 3(b)	71,052
Directors’ fees and expenses—Note 3(c)	64,130
Registration fees	44,364
Prospectus and shareholders’ reports	27,306
Loan commitment fees—Note 2	8,386
Miscellaneous	31,248
Total Expenses	8,004,977
Less—reduction in fees due to earnings credits—Note 3(b)	(1,441)
Net Expenses	8,003,536
Investment Income—Net	6,260,244
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	79,464,563
Net unrealized appreciation (depreciation) on investments	33,138,208
Net Realized and Unrealized Gain (Loss) on Investments	112,602,771
Net Increase in Net Assets Resulting from Operations	118,863,015

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2014	2013
Operations ($):
Investment income—net	6,260,244	6,674,908
Net realized gain (loss) on investments	79,464,563	43,803,635
Net unrealized appreciation
(depreciation) on investments	33,138,208	128,454,926
Net Increase (Decrease) in Net Assets
Resulting from Operations	118,863,015	178,933,469
Dividends to Shareholders from ($):
Investment income—net	(6,360,234)	(6,643,759)
Net realized gain on investments	(24,394,757)	—
Total Dividends	(30,754,991)	(6,643,759)
Capital Stock Transactions ($):
Net proceeds from shares sold	164,597,642	161,212,919
Dividends reinvested	29,378,355	6,299,770
Cost of shares redeemed	(111,855,799)	(81,838,381)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	82,120,198	85,674,308
Total Increase (Decrease) in Net Assets	170,228,222	257,964,018
Net Assets ($):
Beginning of Period	780,590,109	522,626,091
End of Period	950,818,331	780,590,109
Undistributed investment income—net	154,612	254,602
Capital Share Transactions (Shares):
Shares sold	7,796,077	9,068,464
Shares issued for dividends reinvested	1,471,890	369,264
Shares redeemed	(5,312,689)	(4,579,473)
Net Increase (Decrease) in Shares Outstanding	3,955,278	4,858,255
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	20.06	15.35	13.72	13.19	11.25
Investment Operations:
Investment income—net[a]	.15	.18	.16	.16	.11
Net realized and unrealized
gain (loss) on investments	2.76	4.71	1.63	.53	1.93
Total from Investment Operations	2.91	4.89	1.79	.69	2.04
Distributions:
Dividends from investment income—net	(.16)	(.18)	(.16)	(.16)	(.10)
Dividends from net realized
gain on investments	(.63)	—	—	—	—
Total Distributions	(.79)	(.18)	(.16)	(.16)	(.10)
Net asset value, end of period	22.18	20.06	15.35	13.72	13.19
Total Return (%)	14.95	32.11	13.11	5.23	18.24
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.92	.97	1.05	1.03	1.05
Ratio of net expenses
to average net assets	.92	.97	1.05	1.03	1.05
Ratio of net investment income
to average net assets	.72	1.03	1.08	1.14	.87
Portfolio Turnover Rate	49.93	47.77	51.17	88.42	86.92
Net Assets, end of period ($ x 1,000)	950,818	780,590	522,626	502,238	536,094

a Based on average shares outstanding.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unad-

justed quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national secu-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

rities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	941,420,873	—	—	941,420,873
Equity Securities—
Foreign
Common Stocks†	4,248,575	—	—	4,248,575
Mutual Funds	8,219,116	—	—	8,219,116

† See Statement of Investments for additional detailed categorizations.

At October 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended October 31, 2014, The Bank of New York Mellon earned $23,925 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2013 ($)	Purchases ($)	Sales ($)	10/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	6,227,482	151,083,471	149,091,837	8,219,116.9
Dreyfus
Institutional
Cash
Advantage
Fund	14,913,433	39,829,327	54,742,760	—	—
Total	21,140,915	190,912,798	203,834,597	8,219,116.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $17,644,893, undistributed capital gains $61,983,602 and unrealized appreciation $215,658,855.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2014 and October 31, 2013 were as follows: ordinary income $6,360,234 and $6,643,759, and long-term capital gains $24,394,757 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2014, the fund was charged $670,158 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2014, the fund was charged $228,144 for transfer agency services and $20,530 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1,441.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2014, the fund was charged $71,052 pursuant to the custody agreement.

During the period ended October 31, 2014, the fund was charged $8,015 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $582,377, custodian fees $32,090, Chief Compliance Officer fees $617 and transfer agency fees $59,501.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2014, amounted to $489,808,482 and $429,851,634, respectively.

At October 31, 2014, the cost of investments for federal income tax purposes was $738,229,709; accordingly, accumulated net unrealized appreciation on investments was $215,658,855, consisting of $223,740,663 gross unrealized appreciation and $8,081,808 gross unrealized depreciation.

The Fund 25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Growth and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Growth and Income Fund, Inc., including the statement of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth and Income Fund, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2014

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 57.02% of the ordinary dividends paid during the fiscal year ended October 31, 2014 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $6,360,234 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. Also, the fund hereby designates $.6319 per share as a long-term capital gain distribution paid on December 12, 2013.

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 144
———————
Peggy C. Davis (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 51
———————
David P. Feldman (74)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1985-present)
Other Public Company Board Membership During Past 5Years:
• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 37
———————
Ehud Houminer (74)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Membership During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 61

Lynn Martin (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 37

———————
Robin A. Melvin (51)
Board Member (2012)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 113

———————
Dr. Martin Peretz (75)
Board Member (1991)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
No. of Portfolios for which Board Member Serves: 37

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L.Toia, Emeritus Board Member

The Fund 29

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 144 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 169 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 164 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

The Fund 31

NOTES

For More Information

Ticker Symbol: DGRIX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,594 in 2013 and $32,226 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2013 and $12,120 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ -0- in 2013 and $ -0- in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,066 in 2013 and $3,575 in 2014. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $ -0- in 2013 and $ -0- in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,133 in 2013 and $3,102 in 2014. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $ -0- in 2013 and $ -0- in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $53, 266,415 in 2013 and $26,822,186 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth and Income Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    December 18, 2014

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    December 18, 2014

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)